Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing Method	The compensation committee of our Board typically approves equity awards, if any are to be granted, in the third month of each fiscal quarter and outside of the quarterly blackout periods pursuant to our insider trading policy.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We have not granted, nor do we intend to grant, stock options in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement
MNPI Disclosure Timed for Compensation Value	false